UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NETCAPITAL INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

NETCAPITAL INC	CONTROL ID:
1 Lincoln Street,
Boston, MA 02111

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 24, 2024

SPECIAL MEETING DATE: July 24, 2024

TIME: AT 10:30AM (EASTERN TIME)

LOCATION: To be held virtually by calling 877-407-3088 (toll free)

THIS COMMUNICATION IS NOT A FORM OF VOTING AND ONLY REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING THE PROXY STATEMENT) AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT www.NETCAPITAL.vote. To submit your proxy while visiting this site, you will need the control ID in the box above.

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE:

Step 1: Go to www.netcapital.vote
Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 3: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 7:00 PM EASTERN TIME JULY 23, 2024.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE July 10, 2024.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL	SEND THIS CARD TO	www.netcapital.vote	proxy@equitystock.com
212-575-5757	347-584-3644	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

How to attend the VIRTUAL meeting and vote aT THE MEETING: PLEASE VISIT WWW.NETCAPITAL.VOTE FOR INFORMATION ON HOW TO PARTICIPATE IN THE COMPANY’S VIRTUAL MEETING. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Voting items

The board of directors of netcapital inc (the “company”) recommends that you vote “for” PROPOSAL 1 and “for” proposal 2:

1.	To approve a proposal to give the Company’s board of directors the authority, at its discretion, to file articles of amendment to the Company’s articles of incorporation to effect a reverse split of The Company’s issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-100, without reducing the authorized number of shares of the Company’s common stock, with the exact ratio to be selected by the Company’s board of directors in its discretion and to be effected, if at all, in the sole discretion of the Company’s board of directors at any time following stockholder approval of the amendment to the Company’s articles of incorporation and before July 24, 2025 without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split Proposal”).

2.	To authorize the adjournment of the Special Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal”).

Note: To consider and transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON JUNE 4, 2024, AS THE RECORD DATE FOR THE DETERMINATION OF SHAREHOLDERS ENTITLED TO RECEIVE NOTICE OF THE SPECIAL MEETING AND TO VOTE THE COMPANY’S COMMON SHARES THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

YOUR VOTE IS IMPORTANT!

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